December 19, 2002

                         DREYFUS U.S. TREASURY FUNDS
                 Dreyfus U.S. Treasury Intermediate Term Fund
                     Dreyfus U.S. Treasury Long Term Fund

                  Supplement to Prospectus dated May 1, 2002



      At a special meeting of shareholders of Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund held on December 18, 2002, fund shareholders approved changing each such fund's investment objective effective January 20, 2003. Accordingly, as of January 20, 2003, the following information supplements and supersedes any contrary information contained in the sections of the funds' prospectus entitled "Introduction" and "Goal/Approach."

      Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund each seek to maximize total return, consisting of capital appreciation and current income.